   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 6, 1996
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant                       /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule       / /  Confidential For Use of the Commission
     14a-11(c) or Rule 14a-12                   Only (as permitted by Rule 14a-6(e)(2))

                         The First Philippine Fund Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- --------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

     (5)  Total fee paid:
- --------------------------------------------------------------------------------

     / /  Fee paid previously with preliminary materials.
- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
- --------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------

     (3)  Filing Party:
- --------------------------------------------------------------------------------

     (4)  Date Filed:
- --------------------------------------------------------------------------------

- ---------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 31, 1996

     The Annual Meeting of Stockholders of The First Philippine Fund Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 31, 1996 at 9:30 A.M., New York time, for the following purposes:

     1. To elect four Class III directors to serve for terms expiring on the date of the annual meeting of stockholders in 1999.

     2. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending June 30, 1997.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed August 19, 1996 as the record date for the meeting. Only holders of the Fund's common stock at the close of business on such date will be entitled to notice of, and to vote at, such meeting or any adjournments thereof. The stock transfer books will not be closed.

     A copy of the Fund's Annual Report for the fiscal year ended June 30, 1996 has been previously sent to stockholders.

                                          By order of the Board of Directors,
                                          William H. Bohnett
                                          Secretary

Dated: September 6, 1996

                                   IMPORTANT

     UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING, THEREBY SAVING YOUR FUND THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 31, 1996

                              GENERAL INFORMATION

     The Board of Directors of The First Philippine Fund Inc. (the "Fund") solicits the proxies of the holders of the Fund's common stock for use at the Annual Meeting of Stockholders of the Fund to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 31, 1996 at 9:30 A.M., New York time and at any adjournments thereof.

     This Proxy Statement and the form of proxy enclosed herewith were first mailed to stockholders on September 6, 1996. Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement.

     The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, telegram or personal interview. In addition, the Fund has retained the services of Shareholder Communications Corporation to solicit proxies from stockholders. The cost of such services is estimated at $5,000 plus out-of-pocket expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of common stock on the record date, incurred in mailing copies of the Annual Report, this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of common stock.

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on August 19, 1996 are entitled to notice of, and to vote at, the meeting. Each such holder is entitled to one vote per share of common stock so held on all business of the meeting and any adjournments thereof. As of the record date, there were 11,225,000 shares of common stock outstanding.

     COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER. REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING (800) 937-5449.

                             ELECTION OF DIRECTORS

     The Board of Directors (the "Board") is divided into three classes in accordance with the Fund's Charter and By-Laws. The class of directors (Class
III) whose term will expire at the 1996 Annual Meeting consists of four current directors, Lilia C. Clemente, Edgardo B. Espiritu, Joseph A. O'Hare, S.J. and Robert B.

Oxnam, who are each nominated for election for a term of three years to expire at the 1999 annual meeting and until their successors are duly elected and qualified.

     Directors shall be elected by a plurality of the stock voting at the meeting. Votes shall be tabulated by American Stock Transfer & Trust Company. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     Each of the nominees has consented to serve as a director of the Fund if elected. In the event that any of such nominees should become unavailable for election for any presently unforeseen reason, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee.

     The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors, and the number of shares of common stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such directors or nominees.

                 NOMINEES FOR THREE YEAR TERMS EXPIRING IN 1999
                                  (CLASS III)

                                                                                     NUMBER AND
                                                                                     PERCENTAGE
                                                                                    (IF OVER 1%)
                                                                                     OF SHARES
                                                                                    BENEFICIALLY
                                       PRINCIPAL OCCUPATION         DIRECTOR        OWNED AS OF
     NAME AND ADDRESS       AGE       DURING PAST FIVE YEARS          SINCE      AUGUST 19, 1996(1)
- --------------------------- ---   ------------------------------  -------------  ------------------
*Lilia C. Clemente......... 55    President and Chief Executive   October 1989          1,200(3)
152 West 57th Street              Officer of the Fund since
New York, NY 10019                October 1989; Chairman and
                                  Chief Executive Officer of
                                  Clemente Capital, Inc. since
                                  1986; Chairman and Director of
                                  Clemente Global Growth Fund,
                                  Inc.; Director of Philippine
                                  Strategic Investment
                                  (Holdings) Limited.
Edgardo B. Espiritu........ 61    President and Chief Executive   October 1989             --
Ritz Tower                        Officer of Westmont Bank from
Makati, Metro Manila              June 1994 to present; Chairman
Philippines                       of the Board of Western State
                                  Bank from 1992 to present;
                                  Chairman and Chief Executive
                                  Officer of EBE Company, 1992
                                  to present; Chairman of the
                                  Fund from October 1990 to
                                  October 1992; President and
                                  Vice Chairman of Philippine
                                  National Bank from 1986 to May
                                  1992.

                                                                                     NUMBER AND
                                                                                     PERCENTAGE
                                                                                    (IF OVER 1%)
                                                                                     OF SHARES
                                                                                    BENEFICIALLY
                                       PRINCIPAL OCCUPATION         DIRECTOR        OWNED AS OF
     NAME AND ADDRESS       AGE       DURING PAST FIVE YEARS          SINCE      AUGUST 19, 1996(1)
- --------------------------- ---   ------------------------------  -------------  ------------------
Joseph A. O'Hare, S.J...... 65    President of Fordham            October 1989             --
Fordham University                University since July 1984.
Bronx, NY 10458
Robert B. Oxnam             53    Senior Advisor, Bessemer        October 1989            100
725 Park Avenue                   Securities Corp., November
New York, NY 10111                1992 to present; President of
                                  The Asia Society, a
                                  non-profit, non-political
                                  educational institution, from
                                  1981 to November 1992;
                                  Director of Clemente Global
                                  Growth Fund, Inc.

                   MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 1997
                                   (CLASS I)

Adrian C. Cassidy.......... 80    Retired Chief Financial         October 1989          3,400(2)
71 Selby Lane                     Officer of Pacific Telephone &
Atherton, CA 94026                Telegraph; Director of
                                  Clemente Global Growth Fund,
                                  Inc. and Datron Systems, Inc.
                                  (communications company).
*M.A.T. Caparas............ 72    Director, Century Holding       October 1994             --
1266 Lubich Drive                 Corp., Los Angeles,
Mountain View, CA 94040           California, 1992 to present;
                                  Director, Century Bank, 1988
                                  to 1994; Chairman, Philippine
                                  Presidential Commission on
                                  Good Government from 1988 to
                                  1990.
Stephen J. Solarz.......... 56    Member, United States House of  October 1994             --
1120 Bellview Road                Representatives from 1975 to
McLean, VA 22102                  1992; President, Solarz
                                  Associates, an international
                                  consulting firm from 1992 to
                                  present; Chairman, Central
                                  Asian-American Enterprise
                                  Fund; Senior Counselor, Apco
                                  Associates, a public affairs
                                  company; Director of Astrum
                                  International Corp. (a holding
                                  company for luggage, water
                                  conditioning and other
                                  businesses).

                   MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 1998
                                   (CLASS II)

                                                                                     NUMBER AND
                                                                                     PERCENTAGE
                                                                                    (IF OVER 1%)
                                                                                     OF SHARES
                                                                                    BENEFICIALLY
                                       PRINCIPAL OCCUPATION         DIRECTOR        OWNED AS OF
     NAME AND ADDRESS       AGE       DURING PAST FIVE YEARS          SINCE      AUGUST 19, 1996(1)
- --------------------------- ---   ------------------------------  -------------  ------------------
Stephen Bosworth........... 56    Executive Director of The       October 1989          1,200
600 Third Avenue                  Korean Peninsula Energy
12th Floor                        Development Organization since
New York, NY 10016                February 1996; President of
                                  U.S./Japan Foundation from
                                  1988 to January 1996; U.S.
                                  Ambassador to the Philippines
                                  from 1984 to 1987; Adjunct
                                  Professor at Columbia
                                  University from 1990 to
                                  present.
*Leopoldo M. Clemente,      58    Executive Vice President and    October 1989          1,200(3)
Jr.........................       Managing Director of the Fund
152 West 57th Street              since October 1989; President
New York, NY 10019                and Chief Investment Officer
                                  of Clemente Capital, Inc.
                                  since 1987; President and
                                  Director of Clemente Global
                                  Growth Fund, Inc.; Director of
                                  Philippine Strategic In-
                                  vestment (Holdings) Limited.
*Peter Favila.............. 48    Chairman and Director of the    July 1995                --
PNB Financial Building            Fund since July 1995;
Roxas Boulevard                   President of Philippine
Pasay City                        National Bank since July 1995;
Metro Manila                      Chairman and Director of PNB
Philippines                       Investments Limited since July
                                  1995; President, Security Bank
                                  Corporation from 1990 to June
                                  1995.
All Directors and Officers as a Group (14 persons).............................               8,100

- ---------------

 * Directors considered to be persons who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment advisers. Peter Favila, M.A.T. Caparas and Mr. and Mrs. Clemente are deemed to be interested persons because of their affiliation with the Fund's investment adviser, Clemente Capital, Inc., or the Philippine Adviser, Philippine National Bank, or because they are officers of the Fund or both.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) The 3,400 shares attributed to Mr. Cassidy are held in a family trust of which he and his wife are co-trustees.

(3) Lilia C. Clemente and Leopoldo M. Clemente, Jr. are wife and husband. Each disclaims beneficial ownership of the other's shares.

     In addition to Mr. and Mrs. Clemente, William H. Bohnett, Valentin Araneta and Thomas J. Prapas serve as executive officers of the Fund, as set forth below. Each of the executive officers serves at the pleasure of the Board.

                                                     PRINCIPAL OCCUPATION
    NAME AND ADDRESS       AGE                      DURING PAST FIVE YEARS
- -------------------------  ---   -------------------------------------------------------------
William H. Bohnett.......  48    Secretary of the Fund since October 1989; Partner of
666 Fifth Avenue                 Fulbright & Jaworski L.L.P. (law firm), Counsel to the Fund,
New York, NY 10103               since February 1991.
Valentin Araneta.........  44    Executive Vice President and Managing Director of the Fund
PNB Financial Building           since January 1995; Managing Director and a Director of the
Roxas Boulevard                  Philippine Adviser since 1992; currently, Senior Executive
Pasay City                       Vice President of PNB, and other positions within PNB since
Metro Manila                     1980; Managing Director of PNB International Finance Ltd.
Philippines                      since 1988.
Thomas J. Prapas.........  57    Treasurer of the Fund since October 1989; Chief Economist and
152 West 57th Street             Portfolio Manager at Clemente Capital, Inc. since 1986;
New York, NY 10019               Lecturer in Economics at College of Staten Island (City
                                 University of New York) from September 1967 to January 1990.

     The Board held four meetings during the fiscal year ended June 30, 1996. Each director attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which they served. The Board has appointed an Audit Committee, presently consisting of Messrs. Bosworth, Cassidy and Oxnam, which met once during the fiscal year. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Directors who are not affiliated with Clemente Capital, Inc. (the "Adviser") or PNB Investments Limited (the "Philippine Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $500 for each Directors' meeting which they attend and reimbursement for out-of-pocket expenses in connection with their attendance at Directors' meetings. The Fund does not pay any pension or other benefits to its Directors. For the year ended June 30, 1996, Directors' fees totaled $58,500. For the fiscal year ended June 30, 1996, the following table sets forth compensation received by the Fund's directors from the Fund and Clemente Global Growth Fund, Inc., a closed-end investment company for which Clemente Capital, Inc. acts as investment adviser.

                                                                               TOTAL COMPENSATION FROM
                                                                                THE FUND AND CLEMENTE
                                                              COMPENSATION       GLOBAL GROWTH FUND,
                     NAME OF DIRECTOR                         FROM THE FUND             INC.
- -----------------------------------------------------------   -------------    -----------------------
Peter Favila...............................................      $     0               $     0
Lilia C. Clemente..........................................            0                     0
Leopoldo M. Clemente, Jr...................................            0                     0
Stephen Bosworth...........................................       10,000                10,000
M.A.T. Caparas.............................................            0                     0
Adrian C. Cassidy..........................................        9,500                19,500
Edgardo B. Espiritu........................................       10,000                10,000
Joseph A. O'Hare, S.J......................................       10,000                10,000
Robert B. Oxnam............................................        9,500                20,000
Stephen J. Solarz..........................................        9,500                 9,500

     The Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, receives an investment advisory fee.

     The Philippine Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives an investment advisory fee from the Adviser.

     Philippine National Bank ("PNB"), which acts as trustee of a trust fund arrangement under which certain of the Fund's assets are held in the Philippines, and which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives a monthly fee of .15% (on an annualized basis) of the Fund's average weekly net assets held in the trust, subject to a $150,000 minimum fee per year, for administration of the trust fund arrangement, including portfolio accounting and valuation services.

     Fulbright & Jaworski L.L.P., of which William H. Bohnett, the Secretary of the Fund, is a partner, acts as legal counsel to the Fund.

     As of August 19, 1996, the United Nations Joint Staff Pension Fund owned approximately 7.48% of the outstanding shares of the Fund. As of such date, no other person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund.

                        RATIFICATION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     At a meeting held on August 1, 1996, the Board, including a majority of Directors who are not interested persons of the Fund, selected Price Waterhouse LLP to act as the Fund's independent accountants for the fiscal year ending June 30, 1997. Such selection is being submitted to the stockholders for ratification. The employment of Price Waterhouse LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. Price Waterhouse LLP has acted as the Fund's independent accountants from the Fund's inception.

     The services to be provided by the Fund's independent accountants include examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and review of the Fund's annual federal and state income tax returns.

     One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                     INVESTMENT ADVISERS AND ADMINISTRATOR

THE INVESTMENT ADVISER

     The Adviser, a New York corporation, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, President and Director of the Fund, is Chairman, Chief Executive Officer and a Director of the Adviser. Leopoldo M. Clemente, Jr., a Director of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Michael K. Majure, Executive Vice President of Diaz-Verson Capital

Investments, Inc.; Irving L. Gartenberg, Esq., general counsel to the Adviser; Robert J. Christian of Wilmington Trust Company, Wilmington, Delaware; and Thomas J. Prapas, Managing Director and Chief Economist for the Adviser. Mrs. Clemente owns approximately 60% of the outstanding Common Stock of the Adviser. The address for Mr. and Mrs. Clemente and Mr. Prapas is 152 West 57th Street, New York, New York 10019. The address for Messrs. Diaz-Verson and Majure is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017; and the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890.

THE PHILIPPINE ADVISER

     The Philippine Adviser was organized in November 1988 under the laws of Hong Kong and has its principal offices at 110-116 Queen's Road, Central Hong Kong. The Philippine Adviser is a wholly-owned subsidiary of PNB International Finance Limited, a wholly-owned subsidiary of PNB. PNB, the largest bank in the Philippines, is 46% owned by the Philippine Government. However, under the Articles of Incorporation of PNB, an eleven member, shareholder-elected board of directors directs the affairs and business of PNB, manages and preserves its properties and assets, and exercises its corporate powers. The remaining 54% of PNB is owned by various individuals, none of whom to the knowledge of the Fund own 5% or more of PNB's outstanding securities. PNB serves as trustee of certain of the Fund's Philippine securities pursuant to a Trust Agreement between PNB and the Fund dated November 7, 1989.

     Peter Favila, Chairman of the Board of Directors of the Fund, is President of PNB and Chairman and a Director of the Philippine Adviser. Valentin A. Araneta, Executive Vice President and Managing Director of the Fund, is Managing Director and a Director of the Philippine Adviser and Senior Executive Vice President of PNB. In addition to Messrs. Favila and Araneta, the Philippine Adviser's Directors are Inocencio Deza and Francisco Magsajo, Jr. The address of Messrs. Favila, Araneta, Deza and Magsajo is PNB Financial Building, Roxas Boulevard, Pasay City, Metro Manila, Philippines.

THE ADMINISTRATOR

     PFPC Inc., the Fund's administrator, has its principal office at 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                 MISCELLANEOUS

     As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

     All shares represented by proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by October 31, 1996, the persons named in the enclosed form of proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named in the enclosed form of proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                              1997 ANNUAL MEETING

     Stockholder proposals meeting tests contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's 1997 Annual Meeting of Stockholders must be received by the Fund on or before May 1, 1997 to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.

                                          By Order of the Board of Directors,
                                          WILLIAM H. BOHNETT
                                          Secretary

Dated: September 6, 1996

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                        THE FIRST PHILIPPINE FUND INC.

                                  P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 31, 1996

         The undersigned hereby appoint(s) Leopoldo M. Clemente, Jr. and William H. Bohnett, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of The First Philippine Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The First Philippine Fund Inc. to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, N.Y. 10019 on Thursday, October 31, 1996 at 9:30 A.M., New York time, and at any adjournments thereof.

         UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) AND (2).


         (CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE)

- -----  Please mark your votes
  X    as in this
- -----  example


1.The election of                                NOMINEES:  Lilia C. Clemente,
directors: for all        FOR      WITHHELD      Edgardo B. Espiritu, Joseph A.
nominees listed        ---------   ---------     O'Hare, S.J. and Robert B.
below (except as                                 Oxnam  (INSTRUCTION: To
marked to the con-                               withhold authority to vote for
trary below)           ---------   ---------     any individual nominee, write
                                                 that nominee's name on the
                                                 space provided below).

WITHHOLD AUTHORITY (to vote for all nominees listed below)

- ----------------------------------------------------------

2. Ratification of selection             FOR      AGAINST      ABSTAIN
   of Price Waterhouse LLP as         ---------   ---------   ---------
   independent accountants:

                                      ---------   ---------   ---------
3. In their discretion on any         ---------   ---------   ---------
   other business which may
   properly come before the
   meeting or any adjournments        ---------   ---------   ---------
   thereof.






SIGNATURE OF STOCKHOLDER                                      DATE
                        --------------------------------------    --------------

SIGNATURE OF JOINT OWNER, IF ANY                              DATE
                                ------------------------------    --------------

Please sign exactly as your name or names appear above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Votes MUST be indicated (x) in Black or Blue Ink. Please Sign and Return Promptly in Enclosed Envelope. No Postage is Required.